Exhibit 10.10

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (as the same may from time to time be amended, restated, supplemented or otherwise modified, this “Guaranty”) is made as of May 30, 2013 by NW 61ST NURSING, a Georgia limited liability company (“Guarantor”), in favor of GEMINO HEALTHCARE FINANCE, LLC, a Delaware limited liability company  (together with its successors and assigns, the “Lender”).

W I T N E S S E T H:

WHEREAS, Lender has made an extension of credit to ADK Bonterra/Parkview, LLC, a Georgia limited liability company (hereinafter referred to, together with its successors and permitted assigns and any other Person from time to time joined to the Credit Agreement as a borrower, as “Borrowers” and individually referred to as a “Borrower”), under that certain Credit Agreement dated April 27, 2011 (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”) by and among the Lender and the Borrowers;

WHEREAS, Guarantor is an affiliate of each Borrower and will derive both direct and indirect economic benefit from the financial accommodations made to the Borrowers under the Credit Agreement;

WHEREAS, the Lender has required, as a condition to it entering into the Credit Agreement, that the Guarantor execute and deliver this Guaranty; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them under the Credit Agreement.

NOW THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Borrowers pursuant to the Credit Agreement or any other Loan Document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

1.                                      Guaranty of Payment.  Guarantor hereby guarantees the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of all Obligations of the Borrowers to the Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations, together with any extensions or renewals thereof, being hereinafter collectively called the “Liabilities”), and Guarantor further agrees to pay all expenses (including, reasonable attorneys’ and legal assistants’ fees and legal expenses) paid or incurred by the Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty.  The right of recovery against Guarantor is unlimited.  Notwithstanding any provisions of this Guaranty to the contrary, it is intended that this Guaranty not constitute a “Fraudulent Conveyance” (as defined below).  Consequently, Guarantor agrees that if this Guaranty would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty shall be valid and enforceable only to the maximum extent that would not cause this Guaranty to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times.  For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law, order, ruling, decision or similar law, order, ruling or decision binding upon the undersigned of any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator, as in effect from time to time.

2.                                      Primary Liability of the Guarantor.  Guarantor agrees that this Guaranty may be enforced by the Lender without the necessity at any time of resorting to or exhausting any other security or collateral.  This is a guaranty of payment and not merely of collection.

3.                                      Acceleration of the Time of Payment of Amount Payable Under Guaranty.  Guarantor agrees that, in the event of the dissolution or insolvency of any Borrower or Guarantor, or the inability of any Borrower or Guarantor to pay debts as they mature, or an assignment by any Borrower or Guarantor for the benefit of creditors, or the institution of any proceeding by or against any Borrower or Guarantor alleging that such Borrower or Guarantor is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, Guarantor will pay to the Lender forthwith the full amount which would be payable hereunder by Guarantor if all of the Liabilities were then due and payable.

4.                                      Continuing Guaranty.  This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect, subject to discontinuance as to Guarantor only upon actual receipt by the Lender of the indefeasible payment in full of the Liabilities and the termination of the Credit Agreement (the date of such receipt, the “Termination Date”).

5.                                      Rescission or Return of Payment on Liabilities.  Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by the Lender to any of the Liabilities is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Guarantor or any Borrower), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Lender had not been made.

6.                                      Lender Permitted to Take Certain Actions.  The Lender may, from time to time (but shall not be obligated to), whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to Guarantor, take any or all of the following actions:  (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of Guarantor or any obligation of any nature of any other obligor with respect to any of the Liabilities; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (e) resort to Guarantor for payment of any of the Liabilities, whether or not the Lender (i) shall have resorted to any property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby waived by Guarantor).

7.                                      Application of Payments.  Any amounts received by the Lender from whatsoever source on account of the Liabilities may be applied by it toward the payment of such Liabilities, and in such order of application, as the Lender may from time to time elect, subject to the terms of the Credit Agreement.

8.                                      Subrogation.  Until such time as this Guaranty shall have been discontinued as to Guarantor and the Lender shall have received payment of the full amount of all of the Liabilities, no payment made by or for the account of Guarantor pursuant to this Guaranty shall entitle Guarantor by subrogation or otherwise to any payment by the Borrowers or from or out of any property of the Borrowers, and Guarantor shall not exercise any right or remedy against the Borrowers or any property of the Borrowers by reason of any performance by Guarantor of this Guaranty.

9.                                      Waiver of Notice and Other Matters.  Guarantor waives: (a) notice of the acceptance by the Lender of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

10.                               Assignment of Liabilities.  The Lender may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to Guarantor, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Lender; provided, however, that, unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Lender, as to those of the Liabilities which the Lender has not assigned or transferred.

11.                               Information Concerning Borrowers; No Reliance on Representations by Lender.  Guarantor hereby warrants to the Lender that Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrowers.  The Lender shall not have any duty or responsibility to provide Guarantor with any credit or other information concerning the affairs, financial condition or business of the Borrowers which may come into the Lender’s possession.  Guarantor has executed and delivered this Guaranty without reliance upon any representation by the Lender with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Liabilities or any loan or other financial accommodation made or granted to the Borrowers; (b) the validity, genuineness, enforceability, existence, value or sufficiency or any property securing any of the Liabilities or the creation, perfection or priority of any lien or security interest in such property; or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties with respect to any of the Liabilities.

12.                               Waiver and Modifications.  No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Lender.

13.                               Obligations Under Guaranty.  No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender and the obligations of Guarantor under this Guaranty.  For the purposes of this Guaranty, Liabilities shall include all Obligations of the Borrowers to the Lender, notwithstanding any right or power of the Borrowers or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall affect or impair the obligations of Guarantor hereunder.  The obligations of Guarantor under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of Guarantor.  Guarantor acknowledges that there are no conditions to the effectiveness of this Guaranty.

14.                               Successors.  This Guaranty shall be binding upon Guarantor, and upon the successors and assigns of Guarantor.

15.                               Representations and Warranties.  Guarantor warrants that:

(a)                                 Guarantor has the full and absolute power to execute and deliver this Guaranty and to perform its obligations hereunder.

(b)                                 The execution and delivery of this Guaranty and the performance by Guarantor of Guarantor’s obligations hereunder do not and will not conflict with any provision of law or of any agreement binding upon Guarantor.

(c)                                  The Guaranty is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

16.                               Reserved.

17.                               Law.  THIS GUARANTY, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS GUARANTY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS, AND SHALL BE CONSTRUED WITHOUT THE AID OF ANY CANON, CUSTOM OR RULE OF LAW REQUIRING CONSTRUCTION AGAINST THE DRAFTSMAN.

18.                               Warrant of Attorney to Confess Judgment.

(a)                                 Acknowledgment of Warrant of Attorney.  THE FOLLOWING PARAGRAPH SETS FORTH A GRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST GUARANTOR.  IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST GUARANTOR, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR GUARANTOR AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, INTELLIGENTLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS GUARANTOR HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO GARNISHMENT AND ATTACHMENT OF GUARANTOR’S BANK ACCOUNTS AND OTHER ASSETS.  GUARANTOR ACKNOWLEDGES AND UNDERSTANDS THAT BY ENTERING INTO THIS AGREEMENT CONTAINING A CONFESSION OF JUDGMENT CLAUSE THAT GUARANTOR IS VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT GUARANTOR HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED AGAINST GUARANTOR AND BEFORE GUARANTOR’S ASSETS, INCLUDING, WITHOUT LIMITATION, BANK ACCOUNTS, MAY BE GARNISHED, LEVIED, EXECUTED UPON AND/OR ATTACHED.  GUARANTOR UNDERSTANDS THAT ANY SUCH GARNISHMENT, LEVY, EXECUTION AND/OR ATTACHMENT SHALL RENDER THE PROPERTY GARNISHED, LEVIED, EXECUTED UPON OR ATTACHED IMMEDIATELY UNAVAILABLE TO GUARANTOR.  IT IS SPECIFICALLY ACKNOWLEDGED BY GUARANTOR THAT THE PAYEE HAS RELIED ON THIS WARRANT OF ATTORNEY AND THE RIGHTS WAIVED BY GUARANTOR HEREIN IN CONSENTING TO THIS AGREEMENT AND AS AN INDUCEMENT TO GRANT THE ACCOMMODATIONS OUTLINED HEREIN TO GUARANTOR.

(b)                                 Warrant Of Attorney To Confess Judgment — Money.  GUARANTOR HEREBY AUTHORIZES AND EMPOWERS, UPON AN EVENT OF DEFAULT HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS, ANY ATTORNEY OF ANY COURT OF RECORD OR THE PROTHONOTARY OR CLERK OF ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, OR THE CLERK OF ANY UNITED STATES DISTRICT COURT, TO APPEAR FOR GUARANTOR IN ANY AND ALL ACTIONS WHICH MAY BE

BROUGHT HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS, AND ENTER AND CONFESS JUDGMENT AGAINST GUARANTOR IN FAVOR OF THE LENDER OR ITS ASSIGNEE FOR THE ENTIRE AMOUNT OF THE INDEBTEDNESS THEN DUE AND OUTSTANDING UNDER THE TERMS OF THE NOTES, AND/OR UNDER THE TERMS OF THE OTHER LOAN DOCUMENTS, TOGETHER WITH ATTORNEYS’ FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE FOREGOING SUMS THEN DUE AND OWING, BUT IN NO EVENT LESS THAN FIVE THOUSAND ($5,000.00) DOLLARS, ALL WITH OR WITHOUT DECLARATION, WITHOUT PRIOR NOTICE, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL PROCEDURAL ERRORS AND THE RIGHT TO ISSUE EXECUTIONS FORTHWITH.  TO THE EXTENT PERMITTED BY LAW, GUARANTOR WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION THIS VOLUNTARY CONDEMNATION AND AGREES THAT SUCH REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; AND ALSO WAIVES ANY RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED.  IF COPIES OF THE NOTES AND/OR THE OTHER LOAN DOCUMENTS VERIFIED BY AFFIDAVIT OF ANY REPRESENTATIVE OF THE LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINALS THEREOF AS A WARRANT OF ATTORNEY, ANY PRACTICE OR USAGE TO THE CONTRARY NOTWITHSTANDING.  THE AUTHORITY HEREIN GRANTED TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY SINGLE EXERCISE THEREOF, BUT SHALL CONTINUE AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL FIND IT NECESSARY AND DESIRABLE AND AT ALL TIMES UNTIL FULL PAYMENT OF ALL AMOUNTS DUE HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS.  THE LENDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME INDEBTEDNESS OR OBLIGATIONS.  IN THE EVENT THAT ANY JUDGMENT CONFESSED AGAINST GUARANTOR IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BEHALF OF GUARANTOR FOR ANY REASON, THE LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST GUARANTOR FOR ANY PART OR ALL OF THE INDEBTEDNESS DUE AND OWING TO THE LENDER HEREUNDER, AND/OR UNDER THE OTHER LOAN DOCUMENTS.

(c)                                  Warrant of Attorney to Confess Judgment — General Provisions.  IN ANY ACTION OR PROCEEDING DESCRIBED IN SECTION 18 HEREIN OR IN CONNECTION THEREWITH, IF COPIES OF THIS AND/OR THE OTHER LOAN DOCUMENTS ARE THEREIN VERIFIED BY THE LENDER OR SOMEONE ACTING FOR THE LENDER TO BE TRUE AND CORRECT COPIES OF THIS INSTRUMENT AND/OR THE OTHER LOAN DOCUMENTS (AND SUCH COPIES SHALL BE CONCLUSIVELY PRESUMED TO BE TRUE AND CORRECT BY VIRTUE OF SUCH VERIFICATION), THEN IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS INSTRUMENT AND/OR THE OTHER LOAN DOCUMENTS, ANY STATUTE, RULE OF COURT OF LAW, CUSTOM OR

PRACTICE TO THE CONTRARY NOTWITHSTANDING.  GUARANTOR HEREBY RELEASES TO THE LENDER, ANYONE ACTING FOR THE LENDER AND ALL ATTORNEYS WHO MAY APPEAR FOR GUARANTOR, ALL ERRORS IN PROCEDURE REGARDING THE ENTRY OF JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED IN THIS INSTRUMENT AND/OR THE OTHER LOAN DOCUMENTS, AND ALL LIABILITY THEREFOR.  THE RIGHT TO ENTER JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED IN THIS INSTRUMENT AND/OR THE OTHER LOAN DOCUMENTS, AND TO ENFORCE ALL OF THE OTHER PROVISIONS OF THE AFORESAID DOCUMENTS MAY BE EXERCISED BY ANY ASSIGNEE OF THE LENDER’S RIGHT, TITLE AND INTEREST IN THIS INSTRUMENT AND/OR THE OTHER LOAN DOCUMENTS IN SUCH ASSIGNEE’S OWN NAME, ANY STATUTE, RULE OF COURT OR LAW, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

19.                               Severability.  Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

20.                               Captions.  Section captions used in this Guaranty are for convenience only, and shall not affect the construction of this Guaranty.

21.                               Waiver of Jury Trial.  GUARANTOR WAIVES, AND, BY ACCEPTING THIS GUARANTY, THE LENDER SHALL BE DEEMED TO WAIVE, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (B) ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND GUARANTOR AGREES, AND, BY ACCEPTING THIS GUARANTY, THE LENDER SHALL BE DEEMED TO AGREE, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

22.                               Consent to Jurisdiction.  GUARANTOR AND LENDER HEREBY IRREVOCABLY CONSENT TO THE NONEXCLUSIVE JURISDICTION OF, AND VENUE IN, ANY STATE OR FEDERAL COURT LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA IN ANY AND ALL ACTIONS AND PROCEEDINGS WHETHER ARISING HEREUNDER OR UNDER ANY OTHER AGREEMENT OR UNDERTAKING.  BORROWERS WAIVE ANY OBJECTION TO IMPROPER VENUE AND FORUM NON-CONVENIENS TO PROCEEDINGS IN ANY SUCH COURT OR COURTS AND ALL RIGHTS TO TRANSFER FOR ANY REASON.  GUARANTOR IRREVOCABLY AGREES TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF THE APPROPRIATE PARTY SET FORTH HEREIN.

[SIGNATURE PAGE FOLLOWS]

Signature Page to Guaranty Agreement

IN WITNESS WHEREOF, this Guaranty Agreement has been duly executed as of the day and year first above written.

GUARANTOR:

NW 61ST NURSING, LLC

By:	/s/ Boyd P. Gentry
Boyd P. Gentry, Manager